UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 22, 2011
Western Liberty Bancorp

(Exact name of registrant specified in its charter)

Delaware	001-33803	26-0469120

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8363 W. Sunset Rd., Suite 350, Las Vegas, Nevada	89113

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (702) 966-7400
[not applicable]

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On August 18, 2011, Western Liberty Bancorp issued a press release announcing the Board of Directors has authorized a stock repurchase program. A copy of the press release is attached as Exhibit 99.1.
Item 9.01(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Western Liberty Bancorp press release issued on August 18, 2011
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Liberty Bancorp

Date: August 22, 2011	/s/ George A. Rosenbaum, Jr. George A. Rosenbaum, Jr.
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Western Liberty Bancorp press release issued on August 18, 2011